    As filed with the Securities and Exchange Commission on March 25, 1997
                                        Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           The Securities Act of 1933

                                 NOVADIGM, INC.
             (Exact name of Registrant as specified in its charter)

                          Delaware                                               22-3160347
         ------------------------------------------               ------------------------------------------
                  (State of incorporation)                            (I.R.S. Employer Identification No.)

                                185 Berry Street
                                   Suite 3515
                            San Francisco, CA 94107
                                 (415) 541-8420
 (Address, including zip code, and telephone number of Registrant's principal executive offices)

                             1992 STOCK OPTION PLAN
                            (Full title of the plan)


                              Albion J. Fitzgerald
                     President and Chief Executive Officer
                                 Novadigm, Inc.
                                185 Berry Street
                                   Suite 3515
                            San Francisco, CA 94107
                                 (201) 512-1000
    (Name, address, and telephone number, including area code, of agent for service)

                                   Copies to:
                            DOUGLAS H. COLLOM, ESQ.
                       WILSON, SONSINI, GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                              PALO ALTO, CA 94306
                                 (415) 493-9300




                                 CALCULATION OF REGISTRATION FEE

=====================================================================================================================
                                                                   Proposed           Proposed
                                                                    Maximum            Maximum
         Title of Each Class                    Amount              Offering           Aggregate       Amount of
           of Securities to                     to be                Price             Offering       Registration
            be Registered                     Registered          Per Share (1)         Price             Fee
---------------------------------------------------------------------------------------------------------------------
   Common Stock, $0.001 par value               1,500,000            $4.44              $6,656,250     $2,018.18

=====================================================================================================================

 (1) Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee based upon the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market on March 24, 1997.

        The contents of the Registrant's Form S-8 and S-3 Registration Statement (Registration No. 333-00224) dated January 10, 1996 are incorporated herein by reference.


                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 8. EXHIBITS.

                Exhibit
                Number            Document
                -------           --------
                    4.1*              1992 Stock Option Plan and form of option agreement.

                    5.1               Opinion of Wilson, Sonsini, Goodrich & Rosati, a Professional Corporation.
                   23.1               Consent of Independent Public Accountants.
                   23.2               Consent of Counsel (contained in Exhibit 5.1).
                   24.1               Power of Attorney (see page II-4).


* Incorporated by reference to exhibit filed with the Company's Registration Statement on Form S-1 (File No. 33-92746) in the form declared effective on July 13, 1995.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Novadigm, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on this 24th day of March, 1997.


                             NOVADIGM, INC.


                             By: /s/ Wallace D. Ruiz
                             --------------------------------------
                             Wallace D. Ruiz
                             Vice President, Finance, Treasurer, and
                             Chief Financial Officer (Principal Financial and Accounting Officer)

                               POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Wallace D. Ruiz as his attorney-in-fact, with full power of substitution, for him in any and all capacities, to sign any and all amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                   PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


         Signature                                   Title                                Date
 ----------------------------       ---------------------------------------------     -------------

s/ Albion J. Fitzgerald            Chairman of the Board, Chief Executive Officer    March 24, 1997
 -----------------------------        and President (Principal Executive Officer)
 (Albion J. Fitzgerald)


 /s/ Wallace D. Ruiz                 Vice President Finance, Treasurer and Chief       March 24, 1997
 -----------------------------       Financial Officer (Principal Financial and
 (Wallace D. Ruiz)                   Accounting Officer)


 /s/ Robert B. Anderson              Executive Vice President, Chief Operating         March 24, 1997
 -----------------------------       Officer, Secretary and Director
 (Robert B. Anderson)

 /s/ Dennis DeCoste                  Director                                          March 24, 1997
-----------------------------
 (Dennis DeCoste)


 /s/ Michele Axelson                 Director                                          March 24, 1997
-----------------------------
 (Michele Axelson)


 /s/ H. Kent Petzold                 Director                                          March 24, 1997
-----------------------------
 (H. Kent Petzold)

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                      ___________________________________

                                    EXHIBITS

                      ___________________________________


                       Registration Statement on Form S-8

                                 Novadigm, Inc.

                               INDEX TO EXHIBITS


                                                                                                     Sequentially
   Exhibit                                                                                             Numbered
   Number                                           Exhibit                                              Page
   ------                                           -------                                          ------------
       4.1*   1992 Stock Option Plan and form of option agreement . . . . . . . . . . . . . . . .          -

       5.1    Opinion of Wilson, Sonsini, Goodrich & Rosati, a Professional Corporation . . . . .          7

      23.1    Consent of Independent Public Accountants   . . . . . . . . . . . . . . . . . . . .          8

      23.2    Consent of Counsel (included in Exhibit 5.1). . . . . . . . . . . . . . . . . . . .          -

      24.1    Power of Attorney (see page II-4) . . . . . . . . . . . . . . . . . . . . . . . . .          -


* Incorporated by reference to exhibit filed with the Company's Registration Statement on Form S-1 (File No. 33-92746) in the form declared effective on July 13, 1995.